UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2013

UniTek Global Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-34867 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 16, 2013, UniTek Global Services, Inc. (the “Company”), received a letter from the Nasdaq Stock Market (the “Nasdaq Letter”) stating that the Company is not in compliance with the continued listing requirements of Nasdaq Listing Rule 5250(c)(1) because the Company did not timely file its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”) with the Securities and Exchange Commission (the “Commission”). Nasdaq Listing Rule 5250(c)(1), in pertinent part, requires the Company to timely file all required periodic reports and other documents with the Commission.

The Nasdaq Letter stated that the Company has until May 1, 2013 to submit a plan to regain compliance, and the Company intends to submit such a plan to Nasdaq in advance of that date.  If Nasdaq accepts the plan of compliance, it can grant an exception of up to 180 days after the applicable due date for the filing of the Form 10-K.  The Company believes it would be able to file the Form 10-K well within such a 180-day period.

The Company issued a press release on April 17, 2013, disclosing its receipt of the Nasdaq Letter. A copy of the press release is attached as exhibit 99.1 and incorporated herein by reference.

Disclosures About Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include statements regarding the Company’s submission of a plan to regain compliance with Nasdaq listing standards and to file the Form 10-K.

These statements are subject to uncertainties and risks that could cause actual results or outcomes to differ materially from those described in the forward-looking statements.  These risks include, but are not limited to, developments relating to the Audit Committee’s review of accounting and inherent limitations in internal controls over financial reporting.

Item 7.01.                                        Regulation FD Disclosure.

Under the terms of the Company’s Revolving Credit and Security Agreement with the lenders thereunder and PNC Bank, National Association, as Agent, the Company has an obligation to deliver its annual financial statements and accountant’s certification within 90 days of the end of each fiscal year. If not delivered within 15 days such date, the failure to make such delivery becomes an Event of Default.  The Company has not delivered such annual financial statements and certification. The Company, the lenders and the Agent have entered into a Second Amendment modifying the Loan Agreement so that an Event of Default would result from the failure to deliver such financial statements and certifications for fiscal year 2012  if such failure continues unremedied for a period of 30 days following the March 31, 2013 due date, which 30-day period will end on April 30, 2013.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release by the Company, dated April 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: April 17, 2013	By:	/s/ Rocco Romanella
Rocco Romanella
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release by the Company, dated April 17, 2013.